EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-QSB of Stronghold Technologies, Inc. (the "Company") for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Christopher J. Carey, President, Chief Executive Officer and Acting Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 21, 2005


                                     By:  /s/ Christopher J. Carey
                                       -----------------------------------------
                                       Christopher J. Carey,
                                       President, Chief Executive Officer
                                       and Acting Chief Financial Officer